UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2024

EMBECTA CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

001-41186	87-1583942
(Commission File Number)	(IRS Employer Identification No.)

300 Kimball Drive, Suite 300, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (862) 401-0000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMBC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On March 28, 2024, Embecta Corp. (“Embecta”) entered into (i) a second amendment (the “TSA Amendment”) to the Transition Services Agreement (as amended, the “TSA”), dated as of March 31, 2022 and previously amended as of July 1, 2022 by and between Embecta and Becton, Dickinson and Company (“BD”), and (ii) a second amendment (the “LSA Amendment”) to the Logistics Services Agreement (as amended, the “LSA”), dated January 1, 2022 and previously amended as of November 20, 2023, by and between Embecta and BD. Pursuant to the TSA and the LSA, originally entered into in connection with the spin-off of the diabetes care business of BD into Embecta, a newly formed company, Embecta and BD and their respective affiliates provide each other, on an interim, transitional basis, various services, including, but not limited to, information technology, procurement, quality and regulatory affairs, medical affairs, tax and treasury services, distribution logistics, and shared services infrastructure support for order-to-cash, source-to-pay, and record-to-report (collectively, the “Interim Business Continuity Processes”). Under the TSA Amendment and the LSA Amendment, BD granted Embecta, among other things, a limited extension until November 1, 2024 of certain services in a limited set of markets to support the Interim Business Continuity Processes.
The foregoing description of the TSA Amendment and the LSA Amendment is a summary qualified in its entirety by reference to the full and complete terms of the TSA and LSA, filed as Exhibits 10.1, 10.2, 10.22 and 10.23, respectively, to Embecta’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as filed with the Securities and Exchange Commission on November 29, 2023, and the TSA Amendment and LSA Amendment, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and incorporated in this Item 1.01 by reference.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report:

10.1	Amendment No. 2 to Transition Services Agreement, dated as of March 28, 2024, by and between BD and Embecta*

10.2	Amendment No. 2 to Logistics Services Agreement, dated as of March 28, 2024, by and between BD and Embecta*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBECTA CORP.

	By:	/s/ Jeff Mann
Jeff Mann Senior Vice President, General Counsel, Head of Business Development and Corporate Secretary

Dated: March 28, 2024